NUVEEN TRADEWINDS GLOBAL RESOURCES FUND

SUPPLEMENT DATED MARCH 16, 2012

TO THE SUMMARY PROSPECTUS DATED

NOVEMBER 30, 2011

David Iben, Alberto Jimenez Crespo and Gregory Padilla, the current portfolio managers of the fund, have announced that they will depart from Tradewinds Global Investors, LLC in the latter part of the second calendar quarter of 2012, but will continue to serve as portfolio managers of the fund until further notice. New portfolio managers for the fund will be appointed prior to their departure, and shareholders of the fund will be notified when the new portfolio managers have been appointed.

No changes in the fund’s investment objectives or policies will occur in connection with the change in portfolio managers.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS FOR FUTURE REFERENCE

MGN-TGRE2S-0312P